                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                      January 14, 2003 (January 10, 2003)
                      ----------------------------------

                             Liberty Property Trust
                      Liberty Property Limited Partnership
                      ------------------------------------

                 (Exact Name of Registrant Specified in Charter)

   Maryland                         1-13130                      23-7768996
 Pennsylvania                       1-13132                      23-2766549
 ------------                       -------                      ----------
(State or Other                (Commission File               (I.R.S. Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)

      65 Valley Stream Parkway
             Malvern, PA                                               19355
             -----------                                               -----
(Address of Principal Executive Offices)                             (Zip Code)

       Registrant's telephone number, including area code: (610) 648-1700
                                                            -------------
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ITEM 5.     OTHER EVENTS

      On January 10, 2003, Liberty Property Limited Partnership (the "Partnership") priced a public offering (the "Offering") of $85,000,000 principal amount (the "Notes") of its 6.375% Senior Notes due 2012. Credit Suisse First Boston Corporation and UBS Warburg LLC (collectively, the "Underwriters") acted as underwriters for the Offering. The Notes will be part of a series of notes issued initially on August 22, 2002 and upon completion of the Offering, $235,000,000 of our 6.375% Senior Notes due 2012 will be outstanding. The Underwriting Agreement relating to the Offering is filed as
Exhibit 1.1 to this Report.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            None.

      (b)   Pro Forma Financial Information.

            None.

      (c)   Exhibits.

Exhibit Number                         Exhibit Title
--------------                         -------------
1.1               Underwriting Agreement, dated January 10, 2003, by and among
                  Liberty Property Trust (the "Trust"), the Partnership and the
                  Underwriters.

12.1              Statement Re: Computation of Ratio of Earnings to Fixed
                  Charges.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LIBERTY PROPERTY TRUST

                                     By:      /s/ George J. Alburger, Jr.
                                              ----------------------------------
                                              George J. Alburger, Jr.
                                              Chief Financial Officer


                                     LIBERTY PROPERTY
                                     LIMITED PARTNERSHIP

                                     By:      Liberty Property Trust, its sole
                                              General Partner


                                     By:      /s/ George J. Alburger, Jr.
                                              ----------------------------------
                                              George J. Alburger, Jr.
                                              Chief Financial Officer


Dated:  January 14, 2003


                                       2
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                                  EXHIBIT INDEX

Exhibit Number                              Exhibit Title
--------------                              -------------

1.1 Underwriting Agreement, dated January 10, 2003, by and among the Trust, the Partnership and the Underwriters.

12.1                    Statement Re: Computation of Ratio of Earnings to Fixed
                        Charges.


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